Schedule A - November 2014
TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:   Transamerica Long/Short Strategy
Security:  See Attached

Issuer: See Attached
Offering Type: US Registered







REQUIRED INFORMATION



ANSWER


APPLICABLE RESTRICTION

In Compliance
(Yes/No)


 1.

 2.

 3.

 4.

 5.

 6.

 7.

 8.

 9.

10.




11.



12.


Offering Date

Trade Date

Unit Price of Offering

Price Paid per Unit

Years of Issuer's Operations

Underwriting Type

Underwriting Spread

Total Price paid by the Fund

Total Size of Offering

Total Price Paid by the Fund plus Total Price
Paid for same securities purchased by the same Sub-Adviser for other investment companies

Underwriter(s) from whom the Fund
purchased (attach a list of all syndicate members)

If the affiliate was lead or co-lead manager, was the instruction listed below given to the broker(s) named in #11? ****


See Attached

See Attached

See Attached

See Attached

More than 3

Firm

See Attached

See Attached

See Attached


See Attached


See attached



Yes


None

Must be the same as #1

None

Must not exceed #3

Must be at least three years *

Must be firm

Sub-Adviser determination to be made

None

None



#10 divided by #9 must not exceed
25% **


Must not include Sub-Adviser
affiliates ***



Must be "Yes" or "N/A"

YES

YES

YES

YES


YES

YES

YES

YES




YES



YES



YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


__________________________________
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.


*	Not applicable to munis.  In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

**	If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering
PLUS the amount of the offering of the same class in any concurrent public offering

***	For munis purchased from syndicate manager, check box to
confirm that the purchase was not designated as a group sale.  [    ]

****	The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.



Schedule A - January 2015
TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:   Transamerica Long/Short Strategy
Security:  See Attached

Issuer: See Attached
Offering Type: US Registered







REQUIRED INFORMATION



ANSWER


APPLICABLE RESTRICTION

In Compliance
(Yes/No)


 1.

 2.

 3.

 4.

 5.

 6.

 7.

 8.

 9.

10.




11.



12.


Offering Date

Trade Date

Unit Price of Offering

Price Paid per Unit

Years of Issuer's Operations

Underwriting Type

Underwriting Spread

Total Price paid by the Fund

Total Size of Offering

Total Price Paid by the Fund plus Total Price
Paid for same securities purchased by the same Sub-Adviser for other investment companies

Underwriter(s) from whom the Fund
purchased (attach a list of all syndicate members)

If the affiliate was lead or co-lead manager, was the instruction listed below given to the broker(s) named in #11? ****


See Attached

See Attached

See Attached

See Attached

More than 3

Firm

See Attached

See Attached

See Attached


See Attached


See attached



Yes


None

Must be the same as #1

None

Must not exceed #3

Must be at least three years *

Must be firm

Sub-Adviser determination to be made

None

None



#10 divided by #9 must not exceed
25% **


Must not include Sub-Adviser
affiliates ***



Must be "Yes" or "N/A"

YES

YES

YES

YES


YES

YES

YES

YES




YES



YES



YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


__________________________________
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.


*	Not applicable to munis.  In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

**	If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering
PLUS the amount of the offering of the same class in any concurrent public offering

***	For munis purchased from syndicate manager, check box to
confirm that the purchase was not designated as a group sale.  [    ]

****	The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.



Schedule A - February 2015
TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:   Transamerica Long/Short Strategy
Security:  See Attached

Issuer: See Attached
Offering Type: US Registered







REQUIRED INFORMATION



ANSWER


APPLICABLE RESTRICTION

In Compliance
(Yes/No)


 1.

 2.

 3.

 4.

 5.

 6.

 7.

 8.

 9.

10.




11.



12.


Offering Date

Trade Date

Unit Price of Offering

Price Paid per Unit

Years of Issuer's Operations

Underwriting Type

Underwriting Spread

Total Price paid by the Fund

Total Size of Offering

Total Price Paid by the Fund plus Total Price
Paid for same securities purchased by the same Sub-Adviser for other investment companies

Underwriter(s) from whom the Fund
purchased (attach a list of all syndicate members)

If the affiliate was lead or co-lead manager, was the instruction listed below given to the broker(s) named in #11? ****


See Attached

See Attached

See Attached

See Attached

More than 3

Firm

See Attached

See Attached

See Attached


See Attached


See attached



Yes


None

Must be the same as #1

None

Must not exceed #3

Must be at least three years *

Must be firm

Sub-Adviser determination to be made

None

None



#10 divided by #9 must not exceed
25% **


Must not include Sub-Adviser
affiliates ***



Must be "Yes" or "N/A"

YES

YES

YES

YES


YES

YES

YES

YES




YES



YES



YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


__________________________________
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.


*	Not applicable to munis.  In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

**	If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering
PLUS the amount of the offering of the same class in any concurrent public offering

***	For munis purchased from syndicate manager, check box to
confirm that the purchase was not designated as a group sale.  [    ]

****	The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.



Schedule A - March 2015
TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:   Transamerica Long/Short Strategy
Security:  See Attached

Issuer: See Attached
Offering Type: US Registered







REQUIRED INFORMATION



ANSWER


APPLICABLE RESTRICTION

In Compliance
(Yes/No)


 1.

 2.

 3.

 4.

 5.

 6.

 7.

 8.

 9.

10.




11.



12.


Offering Date

Trade Date

Unit Price of Offering

Price Paid per Unit

Years of Issuer's Operations

Underwriting Type

Underwriting Spread

Total Price paid by the Fund

Total Size of Offering

Total Price Paid by the Fund plus Total Price
Paid for same securities purchased by the same Sub-Adviser for other investment companies

Underwriter(s) from whom the Fund
purchased (attach a list of all syndicate members)

If the affiliate was lead or co-lead manager, was the instruction listed below given to the broker(s) named in #11? ****


See Attached

See Attached

See Attached

See Attached

More than 3

Firm

See Attached

See Attached

See Attached


See Attached


See attached



Yes


None

Must be the same as #1

None

Must not exceed #3

Must be at least three years *

Must be firm

Sub-Adviser determination to be made

None

None



#10 divided by #9 must not exceed
25% **


Must not include Sub-Adviser
affiliates ***



Must be "Yes" or "N/A"

YES

YES

YES

YES


YES

YES

YES

YES




YES



YES



YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


__________________________________
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.


*	Not applicable to munis.  In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

**	If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering
PLUS the amount of the offering of the same class in any concurrent public offering

***	For munis purchased from syndicate manager, check box to
confirm that the purchase was not designated as a group sale.  [    ]

****	The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.